UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 31, 2012


                         ROCKDALE RESOURCES CORPORATION
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             (Exact name of Registrant as specified in its charter)



          Colorado                     000-52690                86-1061005
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(State or other jurisdiction      (Commission File No.)   (IRS Employer
of incorporation)                                          Identification No.)


                        11044 Research Blvd., Suite A-200
                                Austin, TX 78759
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          (Address of principal executive offices, including Zip Code)



             Registrant's telephone number, including area code: (512) 795-2300
                                                                 --------------

                                       N/A
                      ------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.02.  Unregistered Sales of Equity Securities.

     On August 31, 2012 the Company sold 5,781,798 shares of its common stock to private investors for $0.70 per share, or a total amount of $4,047,250.

     No commissions were paid in connection with the sale of these securities.

     The Company relied upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933 and Rule 506 of the Securities and Exchange Commission with respect to the sale of the shares. All investors were provided full information regarding the Company's business and operations. There was no general solicitation in connection with the offer or sale of these securities. The purchasers acquired these securities for their own account. The shares cannot be sold unless pursuant to an effective registration statement or an exemption from registration.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 6, 2012            ROCKDALE RESOURCES CORPORATION



                                    By: /s/ Michael Smith
                                        --------------------------------------
                                        Michael Smith, Chief Executive Officer

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